U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 2, 2010

AMB PROPERTY CORPORATION

AMB PROPERTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (AMB Property Corporation) Delaware (AMB Property, L.P.)	001-13545 (AMB Property Corporation) 001-14245 (AMB Property, L.P.)	94-3281941 (AMB Property Corporation) 94-3285362 (AMB Property, L.P.)

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

Pier 1, Bay 1, San Francisco, California 94111

(Address of principal executive offices) (Zip code)

415-394-9000

(Registrants’ telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION (AMB Property Corporation) AND
ITEM 7.01 REGULATION FD DISCLOSURE (AMB Property Corporation and AMB Property, L.P.)

On February 2, 2010, AMB Property Corporation, AMB Property, L.P.’s general partner, disclosed a supplemental analyst package in connection with its earnings conference call for the fourth quarter of 2009. A copy of the supplemental analyst package is attached hereto as Exhibit 99.1. This section and the attached exhibit are provided under Items 2.02 and 7.01 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

Forward Looking Statements

Some of the information included in this report and the presentations to be held in connection therewith contains forward-looking statements, such as those related to reinstatement of fund investor distributions, our investments in co-investment funds, acquisition opportunities and advantages at attractive pricing, stabilization of private market valuations, consummation of acquisitions accretive to company on leverage neutral basis, recovery in fundamentals including rental rates, occupancy, real estate values, and investor/customer interest, FFO generated by increased occupancy, rental rate recovery, lease up of the development portfolio, monetization of land bank and development capability, and the formation of new ventures, pursuit of distressed and strategic acquisitions, consolidations and other situations, utilization of development capacity to recover G&A, our ability to outperform national occupancy rates, implementation of leasing strategies, our ability to maintain leverage targets, cash sources to cover future capital requirements, the consummation of asset sales marketed, under contract or LOI, our plans to retire, extend and refinance debt and maintain fixed charge coverage at certain levels, our opportunities and plans (including those regarding our global positioning and future capital deployment), our projected funds from operations, future assets under management, same store and/or cash net operating income, occupancy and other financial and operational guidance, our capabilities to drive growth, our future performance compared to peers and other market indices, rent growth, industrial and other market, GDP and trade growth, market drivers, trends and forecasts, port opportunities, on-tarmac opportunities, hiring, performance and retention of key personnel, access to resources, leveraging of relationships, continuation and effectiveness of strategic drivers, information regarding our development, value-added conversion, redevelopment and renovation projects (including stabilization or completion dates, square feet at stabilization or completion, sale or contribution dates, yields from such projects, our share of remaining funding, costs and total investment amounts, scope, location and timing of development starts, margins, projected gains and returns, sustainability, profitability, scope and scale of and demand for projects, targeted value-added conversion projects, redevelopment and conversion timelines, entitlement and repositioning potential of land), ability to deliver customer solutions, strength of lender and customer relationships, lease expirations, performance and value-creation of investments and market entry opportunities, real estate valuations, capitalization rates, acquisition capital and volume, scope and build out and monetization potential of land inventory, co-investment venture and other estimated investment capacity, terms of the co-investment ventures, performance, revenues and returns on investment, target leverage, future incentive distribution, asset management, acquisition and other private capital distributions and fees, timing of incentive distributions, private capital demand, launching of additional funds, termination of funds, planned gross capitalization, future balance sheet capacity, ability to maintain credit extensions, our position to maintain a solid financial position and address debt maturities, interest rate changes, transition to open-end funds, and access to secured and non-secured financings, which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements. We assume no obligation to update or supplement forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: defaults on or non-renewal of leases by tenants or renewal at lower than expected rent or failure to lease at all or on expected terms, decreases in real estate values and impairment losses, our failure to obtain, renew or extend financing or re-financing, risks related to debt and equity security financings (including dilution risk), our failure to divest properties we have contracted to sell or to timely reinvest proceeds from any divestitures, failure to maintain our current credit agency ratings or comply with our debt covenants, international currency and hedging risks, financial market fluctuations, changes in general economic conditions, global trade or in the real estate sector, inflation risks, a downturn in the U.S., California or global economy, increased interest rates and operating costs or greater than expected capital expenditures, risks related to suspending, reducing, or changing our dividends, our failure to contribute properties to our co-investment ventures, risks related to our obligations in the event of certain defaults under co-investment ventures and other debt, difficulties in identifying properties to acquire and in effecting acquisitions, our failure to successfully integrate acquired properties and operations, risks and uncertainties affecting property development, value-added conversions, redevelopment and construction (including construction delays, cost overruns, our inability to obtain necessary permits and public opposition to these activities), our failure to qualify and maintain our status as a real estate investment trust, risks related to our tax structuring, environmental uncertainties, risks related to natural disasters, changes in real estate and zoning laws, risks related to doing business internationally and global expansion, risks of opening offices globally, risks of changing personnel and roles, losses in excess of our insurance coverage, unknown liabilities acquired in connection with acquired properties or otherwise and increases in real property tax rates. Our success also depends upon economic trends generally, including interest rates, income tax laws, governmental regulation, legislation, population changes and certain other matters discussed under the heading “Risk Factors” and elsewhere in our annual report on Form 10-K for the year ended December 31, 2008 and our quarterly reports on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

Exhibit
Number	Description
99.1	AMB Property Corporation Supplemental Analyst Package for Fourth Quarter 2009 Earnings Conference Call February 2, 2010

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: February 2, 2010	By:	/s/ Thomas S. Olinger
Thomas S. Olinger
Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property, L.P. (Registrant)
	By:	AMB Property Corporation, its general partner
Date: February 2, 2010	By:	/s/ Thomas S. Olinger
Thomas S. Olinger
Chief Financial Officer

Exhibits

Exhibit
Number	Description
99.1	AMB Property Corporation Supplemental Analyst Package for Fourth Quarter 2009 Earnings Conference Call February 2, 2010